Exhibit 99.2

Associated Estates Realty Corporation Second Quarter 2004 Earnings Release and Supplemental Financial Data

Courtney Chase

1100 Courtney Chase Circle

Orlando, FL 32837

Tel: (407) 888-0083

WebSite: www.courtneychase.com

Courtney Chase, located in Orlando, Florida, offers luxurious living at its best. With beautiful lake views, scenic walking trails, a resort-style pool with sundeck, outstanding architecture, and a state-of-the art fitness facility, Courtney Chase has the look and feel of a vacation resort. Amenities include walk-in closets, internet access, tile flooring, washers and dryers in unit, controlled access, vaulted ceilings and much more.

Associated Estates Realty Corporation Phone: (216) 261-5000

5025 Swetland Court Fax: (216) 289-9600

Cleveland, Ohio 44143-1467 Web Site: www.aecrealty.com

Investor contact: Barbara E. Hasenstab

Vice President of Investor Relations

and Corporate Communications

(216) 797-8798

IR@aecrealty.com

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: This news release contains forward-looking statements. Historical results and percentage relationships set forth in the Consolidated Statements of Operations contained in the financial statements of the Company's supplemental information, including trends which might appear, should not be taken as indicative of future operations. This news release may also contain forward-looking statements based on current judgments and current knowledge of management, which are subject to certain risks, trends and uncertainties that could cause actual results to vary from those projected. Accordingly, readers are cautioned not to place undue reliance on forward-looking statements. These forward-looking statements are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "expects," "projects," "believes," "plans," "anticipates", and similar expressions are intended to identify forward looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date of the document. Investors are cautioned that the Company's forward-looking statements involve risks and uncertainty, including without limitation the following: changes in economic conditions in the markets in which the Company owns and manages properties, including interest rates, the overall level of economic activity, the availability of consumer credit and mortgage financing, unemployment rates and other factors; risks of a lessening of demand for the multifamily units owned or managed by the Company; competition from other available apartments and change in market rental rates; increases in property and liability insurance costs; changes in government regulations affecting the Affordable Housing properties and other properties operated by the Company; changes in or termination of contracts relating to third party management and advisory business; inability to renew current Housing Assistance Payment ("HAP") contracts at existing rents; weather and other conditions that might adversely affect operating expenses; expenditures that cannot be anticipated such as utility rate and usage increases, unanticipated repairs, and real estate tax valuation reassessments; the inability of the Company to achieve anticipated reductions in operating expenses and increases in revenues; the results of litigation filed or to be filed against the Company; risks related to the Company's joint ventures; and risks of personal injury claims and property damage related to mold claims because of diminished insurance coverage.

Associated Estates Realty Corporation Second Quarter 2004 Supplemental Financial Data

ASSOCIATED ESTATES REALTY CORPORATION ANNOUNCES

STRONG SECOND QUARTER RESULTS

Cleveland, Ohio - July 28, 2004 - Associated Estates Realty Corporation (NYSE: AEC) today reported net income of $0.37 per common share (basic and diluted) for the second quarter ended June 30, 2004 compared with a net loss of $0.27 per common share (basic and diluted) for the second quarter ended June 30, 2003. The results for the second quarter of 2004 include a gain of approximately $.50 per share from the sale of a property.

Funds from operations (FFO) for the quarter were $0.29 per common share (basic and diluted) compared with $0.15 per common share (basic and diluted) for the second quarter ended June 30, 2003. A reconciliation of net income to FFO is included on page 8.

The significant increase in FFO per share compared with the second quarter of 2003 consists primarily of an increase of $0.12 per share in the contribution from the Company's same store (market rate) portfolio. The actual contribution from the same store (market-rate) portfolio was $0.21 per share in the second quarter of 2004 compared with $0.09 per share in the second quarter of 2003.

Total revenues for the quarter were $40,429,000 compared with $38,358,000 for the second quarter of 2003, an increase of 5.4 percent.

Additional quarterly and year to date financial information, including segment detail and performance by region for the Company's same-store portfolio, is included on pages 10 through 15.

Same Store (Market-Rate) Portfolio

Revenues for the quarter from the Company's same store (market-rate) portfolio were up 1.0 percent, and total property operating expenses for the same store (market-rate) portfolio decreased 9.5 percent, resulting in a 12.9 percent increase in net operating income (NOI) compared with the second quarter of 2003. The decline in property operating expenses reflects decreases in the following areas of expenses: personnel, advertising and promotion, building and grounds repair and maintenance, real estate taxes, and other operating expenses such as credit investigation costs.

For the second quarter, the average rent per unit for the same store (market-rate) properties declined 2.0 percent to $788 per month, while the average net collected rent increased 1.0 percent to $672 per month compared with the second quarter of 2003. Physical occupancy was 92.6 percent at the end of the quarter compared with 91.7 percent at the end of the second quarter of 2003.

Same Store Portfolio - Sequential Quarterly Performance

On a sequential quarterly basis, the Company's same store (market-rate) portfolio performed as follows compared with the first quarter of 2004:

. Revenues increased 1.2 percent

. NOI declined slightly, by 0.8 percent

. Average net collected rent increased 0.6 percent

. Physical occupancy increased from 91.8 percent at the end of the first quarter of 2004, to 92.6 percent at the end of the second quarter of 2004

Year to Date Performance

For the six months ended June 30, 2004, net income was $0.24 per common share (basic and diluted) compared with a net loss of $0.55 per common share (basic and diluted) for the six months ended June 30, 2003. The results for the first half of 2004 include a gain of approximately $.50 per share from the sale of a property in the second quarter.

Funds from operations (FFO) for the first six months of 2004 were $0.58 per common share (basic and diluted) compared with $0.30 per common share (basic and diluted) for the six months ended June 30, 2003. A reconciliation of net income to FFO is included on page 8.

Total revenues for the first six months of 2004 were $80,324,000 compared with $76,011,000 for the first half of 2003, an increase of 5.7 percent.

Acquisitions and Dispositions

In May 2004, the Company completed the sale of College Towers, a 459-unit student housing apartment community located near Kent State University in Kent, Ohio. In July, the principal portion of the proceeds from the sale of College Towers was invested in Courtney Chase Apartments, a newly constructed 288-unit apartment community located in Orlando, Florida. Courtney Chase is currently 94.0 percent occupied.

Outlook

"Although our second quarter same-store revenue growth was not quite what we had anticipated, we are very pleased with the continued improvement in our operating performance," said Jeffrey I. Friedman, President and CEO. "We are particularly pleased with the increase in our same store operating margins, which have improved almost six percentage points since last year as a result of increased revenues, occupancy gains, and our close watch on controllable expenses."

"Based on our second quarter performance, we expect to generate FFO for the year 2004 on the high end of our previously stated range of $1.05 to $1.10 per share," said Friedman. "At these FFO levels, we would expect our 2004 funds available for distribution (FAD) to be in excess of $0.75 per share."

Associated Estates Realty Corporation Financial and Operating Highlights For the Three and Six Months Ended June 30, 2004 and 2003 (Unaudited; in thousands, except per share and ratio data)

	Three Months Ended June 30,		Six Months Ended June 30,
OPERATING INFORMATION	2004	2003	2004	2003

Total revenues	$ 40,429	$ 38,358	$ 80,324	$ 76,011
Property revenues	$ 34,971	$ 34,522	$ 69,510	$ 68,254

Net income (loss) applicable to common shareholders	$ 7,181	$ (5,256)	$ 4,745	$ (10,609)
Per share:
Basic	$ 0.37	$ (0.27)	$ 0.24	$ (0.55)
Diluted	$ 0.37	$ (0.27)	$ 0.24	$ (0.55)

Funds From Operations (FFO) (1)	$ 5,670	$ 2,815	$ 11,338	$ 5,835
FFO per share:
Basic	$ 0.29	$ 0.15	$ 0.58	$ 0.30
Diluted	$ 0.29	$ 0.15	$ 0.58	$ 0.30
Funds Available for Distribution (FAD) (2)	$ 4,567	$ 2,335	$ 9,811	$ 4,735

Dividends per share	$ 0.17	$ 0.17	$ 0.34	$ 0.34
Payout ratio - FFO	58.6%	113.3%	58.6%	113.3%
Payout ratio - FAD	73.9%	141.7%	66.7%	141.7%

Common dividends - paid	$ 3,337	$ 3,309	$ 6,651	$ 6,619
Preferred dividends - paid	$ 1,371	$ 1,372	$ 2,742	$ 2,743

Service companies expense	$ 929	$ 863	$ 1,902	$ 1,823
General and administrative expense	$ 1,879	$ 1,767	$ 3,714	$ 3,279
Interest expense (3)	$ 9,697	$ 10,118	$ 19,433	$ 19,855
Interest coverage ratio (4)	1.73:1	1.45:1	1.73:1	1.48:1
Fixed charge coverage ratio (5)	1.53:1	1.29:1	1.53:1	1.31:1
General and administrative expense to property revenue	5.4%	5.1%	5.3%	4.8%
Interest expense to property revenue	27.7%	29.3%	28.0%	29.1%
Total NOI (6)	19,198	16,891	38,275	33,323
Property NOI (7)	18,500	16,466	36,914	32,642
ROA (8)	7.8%	7.6%	7.8%	7.6%

Same-store market rate revenue increase (decrease)	1.0%	(1.9)%	1.7%	(2.9)%
Same-store market rate expense (decrease) increase	(9.5)%	10.4%	(9.3)%	9.3%
Same-store market rate NOI increase (decrease)	12.9%	(12.9)%	13.8%	(13.5)%
Same-store market rate operating margins	52.6%	47.0%	53.1%	47.4%

(1) The Company defines FFO as the inclusion of all operating results, both recurring and non-recurring, except those results defined as "extraordinary items" under GAAP, adjusted for depreciation on real estate assets and amortization of intangible assets and gains and losses from the disposition of properties and land. Adjustments for joint ventures are calculated to reflect FFO on the same basis. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity. The Company generally considers FFO to be a useful measure for reviewing the comparative operating and financial performance of the Company because FFO can help one compare the operating performance of a company's real estate between periods or as compared to different REITs. It should be noted, however, that certain other real estate companies may define FFO in a different manner.

(2) The Company defines FAD as FFO plus depreciation other and amortization of deferred financing fees less recurring fixed asset additions. Fixed asset additions exclude development, investment, revenue enhancing and non-recurring capital additions. Adjustments for joint ventures are calculated to reflect FAD on the same basis. The Company considers FAD to be an appropriate supplemental measure of the performance of an equity REIT because, like FFO, it captures real estate performance by excluding gains or losses from the disposition of properties and land and depreciation on real estate assets and amortization of intangible assets. Unlike FFO, FAD also reflects that recurring capital expenditures are necessary to maintain the associated real estate.

(3) Excludes amortization of financing fees of $269 and $537 for the three months and six months 2004 and $295 and $587 for the three and six months 2003.

(4) Is calculated as EBITDA divided by interest expense, including capitalized interest and amortization of deferred financing costs.

(5) Represents interest expense and preferred stock dividend payment coverage.

(6) NOI is determined by deducting property operating and maintenance expenses, direct property management and service companies expenses and painting service expense from total revenues. The Company evaluates the performance of its reportable segments based on NOI. The Company considers NOI to be an appropriate supplemental measure of our performance because it reflects the operating performance of our real estate portfolio and management and service companies at the property and management service company level and is used to assess regional property and management and service company level performance. NOI should not be considered an alternative to net income as a measure of performance or cash generated from operating activities in accordance with GAAP and, therefore, it should not be considered indicative of cash available to fund cash needs.

(7) Property NOI is determined by deducting property operating and maintenance expenses from total property revenue. The Company considers property NOI to be an appropriate supplemental measure of our performance because it reflects the operating performance of our real estate portfolio at the property level and is used to assess regional property level performance. NOI should not be considered an alternative to net income as a measure of performance or cash generated from operating activities in accordance with GAAP and, therefore, it should not be considered indicative of cash available to fund cash needs.

(8) ROA is calculated as trailing twelve month property NOI divided by average gross real estate assets.

Associated Estates Realty Corporation Financial and Operating Highlights Second Quarter 2004 (Unaudited; in thousands, except per share and ratio data)

	June 30,	December 31,
MARKET CAPITALIZATION DATA	2004	2003

Net real estate investments	$ 649,240	$ 661,585
Total assets	$ 701,870	$ 704,793

Total debt	$ 539,803	$ 543,496
Minority interest	$ 2,172	$ 2,172
Preferred stock	$ 56,250	$ 56,250
Total shareholders' equity	$ 120,468	$ 121,428

Common shares outstanding	19,641	19,479
Share price, end of period	$ 8.05	$ 7.31

Total market capitalization(1)	$ 780,252	$ 768,543

Debt to total assets	76.9%	77.1%

(1) Includes our share of unconsolidated debt of $26,194 and $26,406 as of June 30, 2004 and December 31, 2003, respectively.

Associated Estates Realty Corporation Financial and Operating Highlights Second Quarter 2004

PORTFOLIO INFORMATION
		No. of
Company Portfolio:	Properties	Units
Directly owned:
Affordable Housing	12	1,246
"Same Store" Market Rate	61	15,369
Joint ventures (1)	4	1,239
Third party managed:
Residential (2)	28	5,709
Commercial	1	-
Total Company Portfolio	106	23,563

(1) On July 16, 2004, the Company acquired its joint venture partner's 76.0% interest in the Courtney Chase Apartments, a 288-unit apartment community located in Orlando, Florida.

(2) Effective July 1, 2004, the Company assumed management of six properties containing 736 units, which are owned by a non-affiliated third party.

Associated Estates Realty Corporation Condensed Consolidated Balance Sheets Second Quarter 2004 (Unaudited; dollar amounts in thousands)

	June 30,	December 31,
	2004	2003
ASSETS
Real estate assets
Investment in real estate	$ 925,512	$ 920,444
Construction in progress	3,596	5,527
Less: accumulated depreciation	(279,868)	(264,386)

Real estate, net	649,240	661,585
Cash and cash equivalents	1,909	2,212
Restricted cash	20,900	10,889
Other assets	29,821	30,107
	$ 701,870	$ 704,793

LIABILITIES AND SHAREHOLDERS' EQUITY
Secured debt	$ 539,698	$ 543,391
Unsecured debt	105	105
Total indebtedness	539,803	543,496
Accounts payable and accrued expenses	39,427	37,697
Total liabilities	579,230	581,193

Operating partnership minority interest	2,172	2,172

Shareholders' equity
Preferred shares, Class A cumulative, without par value;
3,000,000 authorized; 225,000 issued and outstanding	56,250	56,250
Common shares, without par value, $.10 stated value; 50,000,000 authorized; 22,995,763 issued and 19,640,844 and 19,478,681
outstanding at June 30, 2004 and December 31, 2003, respectively	2,300	2,300
Paid-in capital	278,224	279,087
Accumulated distributions in excess of accumulated net income	(186,369)	(184,436)
Less: Treasury shares, at cost, 3,354,919 and 3,517,082 shares
at June 30, 2004 and December 31, 2003, respectively	(29,937)	(31,773)
Total shareholders' equity	120,468	121,428
	$ 701,870	$ 704,793

Associated Estates Realty Corporation Consolidated Statements of Operations Three and Six Months Ended June 30, 2004 and 2003 (Unaudited; dollar and share amounts in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
REVENUE

Rental income	$ 33,888	$ 33,639	$ 67,380	$ 66,485
Fee income and reimbursements	2,942	3,274	6,388	6,801
Other income	3,599	1,445	6,556	2,725
Total revenue	40,429	38,358	80,324	76,011

EXPENSES

Property operating and maintenance	16,471	18,056	32,596	35,612
Depreciation and amortization	8,349	8,745	16,571	17,433
Direct property management and service companies expenses	3,030	2,948	6,323	6,211
Painting services and charges	1,784	502	3,226	947
General and administrative	1,879	1,767	3,714	3,279
Total expenses	31,513	32,018	62,430	63,482
Operating income	8,916	6,340	17,894	12,529
Interest income	54	39	96	82
Interest expense, net	(9,966)	(10,413)	(19,970)	(20,442)
(Loss) income before equity in net loss of joint ventures,
minority interest and income from discontinued operations	(996)	(4,034)	(1,980)	(7,831)
Equity in net loss of joint ventures	(168)	(64)	(426)	(418)
Minority interest in operating partnership	(16)	(21)	(32)	(43)
(Loss) income from continuing operations	(1,180)	(4,119)	(2,438)	(8,292)
Income from discontinued operations:
Operating income	50	235	243	426
Gain on disposition of property	9,682	-	9,682	-
Income from discontinued operations	9,732	235	9,925	426
Net income (loss)	8,552	(3,884)	7,487	(7,866)
Preferred share dividends	(1,371)	(1,372)	(2,742)	(2,743)
Net income (loss) applicable to common shares	$ 7,181	$ (5,256)	$ 4,745	$ (10,609)

Earnings per common share - basic:
(Loss) income from continuing operations applicable to
common shares	$ (0.13)	$ (0.28)	$ (0.27)	$ (0.57)
Income from discontinued operations	0.50	0.01	0.51	0.02
Net income (loss) applicable to common shares	$ 0.37	$ (0.27)	$ 0.24	$ (0.55)

Earnings per common share - diluted:
(Loss) income from continuing operations applicable to
common shares	$ (0.13)	$ (0.28)	$ (0.27)	$ (0.57)
Income from discontinued operations	0.50	0.01	0.51	0.02
Net income (loss) applicable to common shares	$ 0.37	$ (0.27)	$ 0.24	$ (0.55)

Funds From Operations (FFO) (1)	$ 5,670	$ 2,815	$ 11,338	$ 5,835
Funds Available For Distribution (FAD) (2)	$ 4,567	$ 2,335	$ 9,811	$ 4,735

Weighted average shares outstanding - basic	19,538	19,404	19,404	19,393

Weighted average shares outstanding - diluted	19,538	19,404	19,404	19,393

(1) The Company defines FFO as the inclusion of all operating results, both recurring and non-recurring, except those results defined as "extraordinary items" under GAAP, adjusted for depreciation on real estate assets and amortization of intangible assets and gains and losses from the disposition of properties and land. Adjustments for joint ventures are calculated to reflect FFO on the same basis. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity. The Company generally considers FFO to be a useful measure for reviewing the comparative operating and financial performance of the Company because FFO can help one compare the operating performance of a company's real estate between periods or as compared to different REITs. It should be noted, however, that certain other real estate companies may define FFO in a different manner.

(2) The Company defines FAD as FFO plus depreciation other and amortization of deferred financing fees less recurring fixed asset additions. Fixed asset additions exclude development, investment, revenue enhancing and non-recurring capital additions. Adjustments for joint ventures are calculated to reflect FAD on the same basis. The Company considers FAD to be an appropriate supplemental measure of the performance of an equity REIT because, like FFO, it captures real estate performance by excluding gains or losses from the disposition of properties and land and depreciation on real estate assets and amortization of intangible assets. Unlike FFO, FAD also reflects that recurring capital expenditures are necessary to maintain the associated real estate.

Associated Estates Realty Corporation Reconciliation of Funds from Operations (FFO) and Funds Available for Distribution (FAD) (In thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
CALCULATION OF FFO AND FAD	2004	2003	2004	2003

Net income (loss) applicable to common shares	$ 7,181	$ (5,256)	$ 4,745	$ (10,609)

Add: Depreciation - real estate assets	7,838	8,040	15,558	16,055
Depreciation - real estate assets - joint ventures	285	384	571	655
Amortization of joint venture deferred costs	(30)	19	(9)	28
Amortization of intangible assets	78	78	155	156

Less: Gain on disposition of properties	(9,682)	(450)	(9,682)	(450)
Funds From Operations (FFO) (1)	5,670	2,815	11,338	5,835

Add: Depreciation - other assets	434	632	868	1,233
Depreciation - other assets - joint ventures	50	54	100	139
Amortization of deferred financing fees	269	295	537	587
Amortization of deferred financing fees - joint ventures	10	26	20	44

Less: Fixed asset additions (2)	(1,848)	(1,446)	(3,034)	(3,059)
Fixed asset additions - joint ventures (2)	(18)	(41)	(18)	(44)
Funds Available for Distribution (FAD) (3)	$ 4,567	$ 2,335	$ 9,811	$ 4,735

Weighted average shares outstanding - basic	19,538	19,404	19,404	19,393

Weighted average shares outstanding - diluted	19,538	19,404	19,404	19,393

PER SHARE INFORMATION:

FFO - basic	$ 0.29	$ 0.15	$ 0.58	$ 0.30
FFO - diluted	$ 0.29	$ 0.15	$ 0.58	$ 0.30

Dividends	$ 0.17	$ 0.17	$ 0.34	$ 0.34

Payout ratio - FFO	58.6%	113.3%	58.6%	113.3%
Payout ratio - FAD	73.9%	141.7%	66.7%	141.7%

(1) The Company defines FFO as the inclusion of all operating results, both recurring and non-recurring, except those results defined as "extraordinary items" under GAAP, adjusted for depreciation on real estate assets and amortization of intangible assets and gains and losses from the disposition of properties and land. Adjustments for joint ventures are calculated to reflect FFO on the same basis. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity. The Company generally considers FFO to be a useful measure for reviewing the comparative operating and financial performance of the Company because FFO can help one compare the operating performance of a company's real estate between periods or as compared to different REITs. It should be noted, however, that certain other real estate companies may define FFO in a different manner.

(2) Fixed asset additions exclude development, investment, revenue enhancing and non-recurring capital additions and only reflects the Company's prorata share of recurring joint venture capital additions.

(3) The Company defines FAD as FFO plus depreciation other and amortization of deferred financing fees less recurring fixed asset additions. Fixed asset additions exclude development, investment, revenue enhancing and non-recurring capital additions. Adjustments for joint ventures are calculated to reflect FAD on the same basis. The Company considers FAD to be an appropriate supplemental measure of the performance of an equity REIT because, like FFO, it captures real estate performance by excluding gains or losses from the disposition of properties and land and depreciation on real estate assets and amortization of intangible assets. Unlike FFO, FAD also reflects that recurring capital expenditures are necessary to maintain the associated real estate.

Associated Estates Realty Corporation Overview of Operating Expenses Related to Repairs and Maintenance and Capitalized Expenditures (In thousands, except estimated GAAP useful life and cost per unit)

		Six Months Ended
		June 30, 2004
	Estimated
	GAAP Useful		Cost
	Life (Years)	Amount	Per Unit(1)
OPERATING EXPENSES RELATED TO REPAIRS AND MAINTENANCE

Repairs and maintenance(2)		$ 6,064	$ 365
Maintenance personnel labor cost(2)		3,445	207
Total Operating Expenses Related to Repairs and Maintenance		9,509	572

CAPITAL EXPENDITURES

Recurring Capital Expenditures
Amenities	5	45	6
Appliances	5	267	16
Building improvements(3)	14	498	29
Carpet and flooring	5	1,149	68
HVAC and mechanicals	15	310	18
Landscaping and grounds	14	73	4
Office/model	5	20	1
Suite improvements	5	71	4
Miscellaneous	5	44	3

Total Recurring Capital Expenditures - Properties		2,477	149

Corporate capital expenditures(4) (5)		557	34

Total Recurring Capital Expenditures		3,034	183

Total Recurring Capital Expenditures and Repairs and Maintenance		$ 12,543	$ 755

Total Recurring Capital Expenditures		$ 3,034

Investment/Revenue Enhancing Expenditures:
Lobby renovation (6)	30	764
Retail space buildout (6)	5	24
Underground parking garage (6)	30	1,516

Total Investment/Revenue Enhancing Expenditures		2,304

Grand Total Capital Expenditures		$ 5,338

(1) Calculated using 16,615, including 1,246 affordable housing and 15,369 same store (market-rate).

(2) Included in property operating and maintenance expense in the Consolidated Statements of Operations.

(3) Includes primarily building exterior work, exterior painting and new roofs.

(4) Includes upgrades to computer hardware and software as well as corporate office furniture and fixtures.

(5) Includes $16 of capital lease payments.

(6) Related to single market-rate asset.

Associated Estates Realty Corporation Segment Information (Unaudited, in thousands, except per share data)

	Three Months Ended June 30, 2004
				Management
	Acquisitions/	Same Store	Affordable	and Service
	Dispositions	Market Rate	Housing	Operations	Total

Revenue	$ -	$ 32,515	$ 2,453	$ 5,461	$ 40,429
Interest income	-	1	2	51	54
Expenses	-	15,427	1,044	4,814	21,285

NOI (1)	-	17,089	1,411	698	19,198

Depreciation and amortization	-	7,755	319	275	8,349
General and administrative	-	1,738	141	-	1,879
Interest expense	-	9,921	1	44	9,966
	-	19,414	461	319	20,194
(Loss) income before equity in net income (loss) of joint
ventures, minority interest and income from discontinued
operations	-	(2,325)	950	379	(996)
Equity in net income (loss) of joint ventures	51	(176)	(43)	-	(168)
Minority interest in operating partnership	-	-	-	(16)	(16)
Income (loss) from continuing operations	51	(2,501)	907	363	(1,180)
Income from discontinued operations:
Operating income	50	-	-	-	50
Gain on disposition of property	9,682	-	-	-	9,682
Net income (loss)	9,783	(2,501)	907	363	8,552
Preferred share dividends	(9)	(1,154)	(88)	(120)	(1,371)
Net income (loss) applicable to common shares	$ 9,774	$ (3,655)	$ 819	$ 243	$ 7,181

Weighted average shares outstanding - basic					19,538
Weighted average shares outstanding - diluted					19,538
FFO per share - basic	$ 0.01	$ 0.21	$ 0.06	$ 0.01	$ 0.29
FFO per share - diluted	$ 0.01	$ 0.21	$ 0.06	$ 0.01	$ 0.29

	Three Months Ended June 30, 2003
				Management
	Acquisitions/	Same Store	Affordable	and Service
	Dispositions	Market Rate	Housing	Operations	Total

Revenue	$ -	$ 32,173	$ 2,337	$ 3,848	$ 38,358
Interest income	-	11	1	27	39
Expenses	-	17,043	1,013	3,450	21,506

NOI (1)	-	15,141	1,325	425	16,891

Depreciation and amortization	-	7,955	308	482	8,745
General and administrative	-	1,634	133	-	1,767
Interest expense	-	10,350	1	62	10,413
	-	19,939	442	544	20,925
(Loss) income before equity in net income (loss) of joint
ventures, minority interest and income from discontinued
operations	-	(4,798)	883	(119)	(4,034)
Equity in net income (loss) of joint ventures	299	(319)	(44)	-	(64)
Minority interest in operating partnership	-	-	-	(21)	(21)
Income (loss) from continuing operations	299	(5,117)	839	(140)	(4,119)
Income from discontinued operations	235	-	-	-	235
Net income (loss)	534	(5,117)	839	(140)	(3,884)
Preferred share dividends	(21)	(1,195)	(90)	(66)	(1,372)
Net income (loss) applicable to common shares	$ 513	$ (6,312)	$ 749	$ (206)	$ (5,256)

Weighted average shares outstanding - basic					19,404
Weighted average shares outstanding - diluted					19,404
FFO per share - basic	$ 0.01	$ 0.09	$ 0.05	$ -	$ 0.15
FFO per share - diluted	$ 0.01	$ 0.09	$ 0.05	$ -	$ 0.15

(1) The Company evaluates the performance of its reportable segments based on NOI. NOI is determined by deducting property operating and maintenance expenses, direct property management and service companies expenses and painting service expense from total revenues. The Company considers NOI to be an appropriate supplemental measure of our performance because it reflects the operating performance of our real estate portfolio and management and service company at the property and management and service company level and is used to assess regional property and management and service company level performance. NOI should not be considered an alternative to net income as a measure of performance or cash generated from operating activities in accordance with GAAP and, therefore, it should not be considered indicative of cash available to fund cash needs.

Associated Estates Realty Corporation Segment Information (Unaudited, in thousands, except per share data)

	Six Months Ended June 30, 2004
				Management
	Acquisitions/	Same Store	Affordable	and Service
	Dispositions	Market Rate	Housing	Operations	Total

Revenue	$ -	$ 64,639	$ 4,865	$ 10,820	$ 80,324
Interest income	-	3	3	90	96
Expenses	-	30,334	2,262	9,549	42,145

NOI (1)	-	34,308	2,606	1,361	38,275

Depreciation and amortization	-	15,400	634	537	16,571
General and administrative	-	3,435	279	-	3,714
Interest expense	-	19,886	3	81	19,970
	-	38,721	916	618	40,255
(Loss) income before equity in net income (loss) of joint
ventures, minority interest and income from discontinued
operations	-	(4,413)	1,690	743	(1,980)
Equity in net income (loss) of joint ventures	50	(396)	(80)	-	(426)
Minority interest in operating partnership	-	-	-	(32)	(32)
Income (loss) from continuing operations	50	(4,809)	1,610	711	(2,438)
Income from discontinued operations:
Operating income	243	-	-	-	243
Gain on disposition of property	9,682	-	-	-	9,682
Net income (loss)	9,975	(4,809)	1,610	711	7,487
Preferred share dividends	(31)	(2,307)	(173)	(231)	(2,742)
Net income (loss) applicable to common shares	$ 9,944	$ (7,116)	$ 1,437	$ 480	$ 4,745

Weighted average shares outstanding - basic					19,404
Weighted average shares outstanding - diluted					19,404
FFO per share - basic	$ 0.02	$ 0.42	$ 0.11	$ 0.03	$ 0.58
FFO per share - diluted	$ 0.02	$ 0.42	$ 0.11	$ 0.03	$ 0.58

	Six Months Ended June 30, 2003
				Management
	Acquisitions/	Same Store	Affordable	and Service
	Dispositions	Market Rate	Housing	Operations	Total

Revenue	$ -	$ 63,560	$ 4,671	$ 7,780	$ 76,011
Interest income	-	20	3	59	82
Expenses	-	33,423	2,189	7,158	42,770

NOI (1)	-	30,157	2,485	681	33,323

Depreciation and amortization	-	15,875	616	942	17,433
General and administrative	-	3,033	246	-	3,279
Interest expense	-	20,313	2	127	20,442
	-	39,221	864	1,069	41,154
(Loss) income before equity in net income (loss) of joint
ventures, minority interest and income from discontinued
operations	-	(9,064)	1,621	(388)	(7,831)
Equity in net income (loss) of joint ventures	191	(557)	(52)	-	(418)
Minority interest in operating partnership	-	-	-	(43)	(43)
Income (loss) from continuing operations	191	(9,621)	1,569	(431)	(8,292)
Income from discontinued operations	426	-	-	-	426
Net income (loss)	617	(9,621)	1,569	(431)	(7,866)
Preferred share dividends	(40)	(2,396)	(176)	(131)	(2,743)
Net income (loss) applicable to common shares	$ 557	$ (12,017)	$ 1,393	$ (562)	$ (10,609)

Weighted average shares outstanding - basic					19,393
Weighted average shares outstanding - diluted					19,393
FFO per share - basic	$ 0.02	$ 0.20	$ 0.10	$ (0.02)	$ 0.30
FFO per share - diluted	$ 0.02	$ 0.20	$ 0.10	$ (0.02)	$ 0.30

(1) The Company evaluates the performance of its reportable segments based on NOI. NOI is determined by deducting property operating and maintenance expenses, direct property management and service companies expenses and painting service expense from total revenues. The Company considers NOI to be an appropriate supplemental measure of our performance because it reflects the operating performance of our real estate portfolio and management and service company at the property and management and service company level and is used to assess regional property and management and service company level performance. NOI should not be considered an alternative to net income as a measure of performance or cash generated from operating activities in accordance with GAAP and, therefore, it should not be considered indicative of cash available to fund cash needs.

Associated Estates Realty Corporation "Same Store" Market Rate Data Operating Results for the Last Five Quarters (Unaudited, in thousands, except unit totals and per unit amounts)

	Quarter Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2004	2004	2003	2003	2003

Revenues
Rental	$ 31,527	$ 31,148	$ 31,511	$ 31,936	$ 31,303
Other income	989	978	1,005	893	881
Total Revenue	32,516	32,126	32,516	32,829	32,184

Property Operating and Maintenance
Expenses
Personnel	4,015	4,025	4,174	4,716	4,337
Advertising	457	422	509	662	685
Utilities	1,869	2,355	2,086	2,021	1,796
Repairs and maintenance	3,298	2,537	3,374	3,908	3,792
Real estate taxes and insurance	4,334	4,195	3,890	4,425	4,787
Other operating	1,454	1,373	1,499	1,685	1,646
Total Expenses	15,427	14,907	15,532	17,417	17,043

Net Operating Income	$ 17,089	$ 17,219	$ 16,984	$ 15,412	$ 15,141

Operating Margin	52.6%	53.6%	52.2%	46.9%	47.0%

Total Number of Units	15,369	15,369	15,369	15,369	15,369

NOI Per Unit	$ 1,112	$ 1,120	$ 1,105	$ 1,003	$ 985

Average Net Collected Per Unit (1)	$ 672	$ 668	$ 677	$ 677	$ 666

Physical Occupancy - End of Period (2)	92.6%	91.8%	92.5%	93.6%	91.7%

Average Economic Occupancy (3)	85.3%	85.6%	86.6%	85.7%	82.8%

(1) Represents gross potential rents less vacancies and allowances.

(2) Is defined as number of units occupied divided by total number of units at the end of the period.

(3) Is defined as potential rent less vacancies and concessions divided by potential rent.

Associated Estates Realty Corporation "Same-Store" Market Rate Data Three Months Ended June 30, 2004 and 2003

		Three Months Ended June 30,
		2004		2003
REVENUE GROWTH
Region	No. of	%	% of	%	% of
	Units	Change	Revenue	Change	Revenue

Arizona	204	6.5%	1.2%	(6.2)%	1.1%
Florida	1,128	3.6%	9.6%	(2.6)%	9.3%
Georgia	706	6.8%	4.1%	(4.6)%	3.8%
Indiana	836	(1.9)%	5.4%	(6.3)%	5.6%
Metro D.C.	667	2.7%	6.3%	(0.8)%	6.2%
Michigan	2,888	1.0%	18.9%	(2.5)%	19.0%
North Carolina	276	3.7%	1.5%	(8.0)%	1.5%
Ohio - Central Ohio	3,135	(1.7)%	18.6%	(0.2)%	19.2%
Ohio - Northeastern Ohio	3,727	2.8%	23.6%	(1.5)%	23.2%
Ohio - Northeastern - Congregate Care	170	(7.1)%	1.3%	27.8%	1.4%
Ohio - Toledo, Ohio	1,060	(3.3)%	6.0%	(4.4)%	6.2%
Pennsylvania	468	3.9%	2.7%	(0.5)%	2.6%
Texas	104	(6.2)%	0.8%	(0.7)%	0.9%
Total "Same Store" Market Rate	15,369	1.0%	100.0%	(1.9)%	100.0%

		Three Months Ended June 30,
		2004		2003
EXPENSE GROWTH
Region	No. of	%	% of	%	% of
	Units	Change	Expense	Change	Expense

Arizona	204	(11.3)%	1.2%	6.0%	1.3%
Florida	1,128	(0.4)%	10.4%	18.4%	9.4%
Georgia	706	(11.5)%	4.7%	(2.7)%	4.8%
Indiana	836	(32.5)%	5.3%	37.6%	7.1%
Metro D.C.	667	(7.1)%	4.6%	17.2%	4.5%
Michigan	2,888	(4.4)%	17.7%	1.3%	16.7%
North Carolina	276	(3.2)%	1.6%	11.1%	1.5%
Ohio - Central Ohio	3,135	(9.7)%	17.5%	2.4%	17.3%
Ohio - Northeastern Ohio	3,727	(10.6)%	24.8%	9.7%	25.1%
Ohio - Northeastern - Congregate Care	170	(13.5)%	2.6%	51.7%	2.7%
Ohio - Toledo, Ohio	1,060	(6.8)%	5.8%	18.8%	5.7%
Pennsylvania	468	(8.8)%	2.8%	22.4%	2.7%
Texas	104	(4.1)%	1.0%	5.5%	1.2%
Total "Same Store" Market Rate	15,369	(9.5)%	100.0%	10.4%	100.0%

		Three Months Ended June 30,
		2004		2003
NOI GROWTH
Region	No. of	%	% of	%	% of
	Units	Change	NOI	Change	NOI

Arizona	204	31.1%	1.2%	(19.0)%	1.0%
Florida	1,128	8.1%	8.8%	(19.3)%	9.2%
Georgia	706	43.5%	3.5%	(8.2)%	2.7%
Indiana	836	62.5%	5.5%	(44.0)%	3.8%
Metro D.C.	667	8.9%	7.8%	(9.5)%	8.0%
Michigan	2,888	5.7%	20.1%	(5.6)%	21.5%
North Carolina	276	12.0%	1.4%	(23.7)%	1.4%
Ohio - Central Ohio	3,135	5.8%	19.7%	(2.6)%	21.0%
Ohio - Northeastern Ohio	3,727	20.7%	22.5%	(13.4)%	21.1%
Ohio - Northeastern - Congregate Care	170	(116.7)%	0.0%	(174.8)%	(0.2)%
Ohio - Toledo, Ohio	1,060	0.0%	6.1%	(19.0)%	6.9%
Pennsylvania	468	19.7%	2.6%	(19.3)%	2.5%
Texas	104	(8.1)%	0.8%	(5.6)%	1.1%
Total "Same Store" Market Rate	15,369	12.9%	100.0%	(12.9)%	100.0%

Associated Estates Realty Corporation "Same-Store" Market Rate Data Six Months Ended June 30, 2004 and 2003

		Six Months Ended June 30,
		2004		2003
REVENUE GROWTH
Region	No. of	%	% of	%	% of
	Units	Change	Revenue	Change	Revenue

Arizona	204	7.3%	1.3%	(8.3)%	1.2%
Florida	1,128	2.5%	9.4%	(3.3)%	9.3%
Georgia	706	5.0%	4.1%	(4.1)%	3.9%
Indiana	836	(2.0)%	5.4%	(5.5)%	5.6%
Metro D.C.	667	1.0%	6.2%	(0.3)%	6.3%
Michigan	2,888	1.9%	19.0%	(3.5)%	19.0%
North Carolina	276	8.3%	1.5%	(11.2)%	1.4%
Ohio - Central Ohio	3,135	1.9%	18.9%	(1.7)%	18.9%
Ohio - Northeastern Ohio	3,727	2.1%	23.5%	(2.5)%	23.4%
Ohio - Northeastern - Congregate Care	170	(5.7)%	1.3%	29.0%	1.4%
Ohio - Toledo, Ohio	1,060	(2.8)%	5.9%	(6.4)%	6.2%
Pennsylvania	468	6.6%	2.7%	(3.7)%	2.6%
Texas	104	(5.2)%	0.8%	0.7%	0.8%
Total "Same Store" Market Rate	15,369	1.7%	100.0%	(2.9)%	100.0%

		Six Months Ended June 30,
		2004		2003
EXPENSE GROWTH
Region	No. of	%	% of	%	% of
	Units	Change	Expense	Change	Expense

Arizona	204	(8.9)%	1.3%	3.1%	1.3%
Florida	1,128	(3.2)%	10.1%	12.6%	9.5%
Georgia	706	(13.9)%	4.7%	1.7%	5.0%
Indiana	836	(28.0)%	4.8%	27.7%	6.1%
Metro D.C.	667	(4.9)%	4.7%	13.6%	4.5%
Michigan	2,888	(5.1)%	17.4%	3.5%	16.7%
North Carolina	276	(6.7)%	1.5%	8.4%	1.5%
Ohio - Central Ohio	3,135	(7.1)%	17.6%	2.2%	17.2%
Ohio - Northeastern Ohio	3,727	(12.0)%	25.6%	9.4%	26.4%
Ohio - Northeastern - Congregate Care	170	(6.4)%	2.9%	44.1%	2.8%
Ohio - Toledo, Ohio	1,060	(7.0)%	5.7%	14.9%	5.5%
Pennsylvania	468	(10.2)%	2.8%	20.4%	2.8%
Texas	104	(2.6)%	0.9%	9.5%	0.7%
Total "Same Store" Market Rate	15,369	(9.3)%	100.0%	9.3%	100.0%

		Six Months Ended June 30,
		2004		2003
NOI GROWTH
Region	No. of	%	% of	%	% of
	Units	Change	NOI	Change	NOI

Arizona	204	27.4%	1.2%	(19.4)%	1.1%
Florida	1,128	9.1%	8.7%	(17.0)%	9.1%
Georgia	706	42.0%	3.5%	(13.8)%	2.8%
Indiana	836	33.0%	5.9%	(30.1)%	5.0%
Metro D.C.	667	4.6%	7.6%	(7.1)%	8.2%
Michigan	2,888	8.0%	20.5%	(8.8)%	21.6%
North Carolina	276	26.5%	1.5%	(27.3)%	1.4%
Ohio - Central Ohio	3,135	10.3%	20.0%	(5.0)%	20.7%
Ohio - Northeastern Ohio	3,727	22.7%	21.6%	(15.9)%	20.0%
Ohio - Northeastern - Congregate Care	170	(26.6)%	(0.1)%	(158.1)%	(0.1)%
Ohio - Toledo, Ohio	1,060	0.9%	6.1%	(19.7)%	6.9%
Pennsylvania	468	29.3%	2.6%	(24.1)%	2.3%
Texas	104	(7.5)%	0.9%	(5.9)%	1.0%
Total "Same Store" Market Rate	15,369	13.8%	100.0%	(13.5)%	100.0%

Associated Estates Realty Corporation "Same-Store" Market Rate Data As of June 30, 2004 and June 30, 2003

RENTAL

						Physical		Turnover
			Net Rent Collected per Unit (1)			Occupancy (2)		Ratio (3)
	No. of	Average	Q2	Q2%		Q2	Q2	Q2	Q2
	Units	Age(4)	2004	2003	Change	2004	2003	2004	2003

Arizona	204	15	$ 639	$ 602	6.1%	95.1%	94.6%	64.8%	56.8%
Florida	1,128	8	901	863	4.4%	96.5%	89.5%	54.4%	60.8%
Georgia	706	17	613	575	6.6%	94.8%	86.5%	67.6%	68.4%
Indiana	836	9	684	698	(2.0)%	95.1%	95.8%	80.8%	84.4%
Metro D.C.	667	18	1,002	975	2.8%	95.5%	94.8%	54.0%	48.4%
Michigan	2,888	14	679	677	0.3%	94.4%	93.5%	74.8%	64.4%
North Carolina	276	10	578	554	4.3%	91.7%	93.5%	62.4%	55.2%
Ohio - Central Ohio	3,135	12	629	636	(1.1)%	92.4%	96.9%	68.0%	59.2%
Ohio - Northeastern Ohio	3,727	17	626	609	2.8%	90.2%	86.2%	54.0%	54.0%
Ohio - Northeastern - Congregate	170	22	548	653	(16.1)%	68.2%	69.4%	23.6%	11.6%
Ohio - Toledo, Ohio	1,060	23	585	602	(2.8)%	90.9%	94.3%	70.4%	75.6%
Pennsylvania	468	18	596	591	0.8%	91.7%	89.7%	66.0%	62.4%
Texas	104	11	877	936	(6.3)%	92.3%	98.1%	54.0%	65.2%
Total/Average "Same Store"
Market Rate	15,369	15	$ 672	$ 666	0.9%	92.6%	91.7%	64.4%	60.8%

(1) Represents gross potential rents less vacancies and allowances.

(2) Represents physical occupancy at the end of the period.

(3) Represents the number of units turned over for the period, divided by the number of units in the region, annualized.

(4) Age shown in years.

Associated Estates Realty Corporation Debt Structure As of June 30, 2004 (Dollar and share amounts in thousands)

	Balance	Percentage	Weighted
	Outstanding	of	Average
	June 30, 2004	Total Debt	Interest Rate
FIXED RATE DEBT

Unsecured	$ 105	0.0%	6.9%
Secured	482,359	89.5%	7.5%
Total fixed rate debt	482,464	89.5%	7.5%

VARIABLE RATE DEBT

Secured lines of credit	2,000	0.3%	2.8%
Secured	55,339	10.2%	4.3%
Total variable rate debt	57,339	10.5%	4.2%
TOTAL DEBT	$ 539,803	100.0%	7.2%

Interest coverage ratio (1)	1.73:1
Fixed charge coverage ratio (2)	1.53:1

Weighted average maturity	5.1 years

SCHEDULED PRINCIPAL MATURITIES

	Unsecured	Secured	Total

2004	$ 105	$ -	$ 105
2005	-	27,919	27,919
2006 (3)	-	33,625	33,625
2007	-	82,872	82,872
2008	-	41,527	41,527
Thereafter	-	353,755	353,755
Total	$ 105	$ 539,698	$ 539,803

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
CAPITALIZED INTEREST
Interest capitalized	$ -	$ (22)	$ -	$ (29)

INTEREST RATE SWAP
Amortization of termination fee (4)	$ (119)	$ (119)	$ (238)	$ (238)
Interest rate swap expense (5)	(272)	(217)	(502)	(433)
Total	$ (391)	$ (336)	$ (740)	$ (671)

(1) Is calculated as EBITDA divided by interest expense, including capitalized interest and amortization of deferred financing costs.

(2) Represents interest expense and preferred stock and restricted stock dividend payment coverage.

(3) Includes the scheduled maturity on one of the Company's line of credit, the outstanding balance of which was $2.0 million at June 30, 2004.

(4) On December 11, 2000, the Company executed termination agreements for two swaps. The Company received termination payments totaling $3.2 million,

which are being amortized over the remaining terms of the swaps through 2007, at the rate of $37,693 per month or $476,317 per year.

(5) On June 30, 2004, the Company terminated the swap on the Watergate Apartments loan, which was scheduled to expire on August 1, 2004, and received a termination fee of $36,000, which is included in the three months and six months ended June 30, 2004.

Associated Estates Realty Corporation Joint Venture Summary Data For the Three and Six Months Ended June 30, 2004 and 2003 (Unaudited, dollar amounts in thousands)

Balance Sheet Data	June 30,	December 31,
	2004	2003

Real estate, net	$ 76,526	$ 77,898
Other assets	2,890	3,266
	$ 79,416	$ 81,164

Amount payable to the Company	$ -	$ 152
Mortgage payable	61,336	61,769
Other liabilities	1,761	949
Equity	16,319	18,294
	$ 79,416	$ 81,164

Beneficial Interest in Operations
	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003

Revenue	$ 1,158	$ 794	$ 2,212	$ 1,529
Cost of operations	686	562	1,282	1,027
Revenue less cost of operation	472	232	930	502
Interest income	-	1	-	2
Interest expense, net	(323)	(325)	(676)	(624)
Depreciation - real estate assets	(286)	(267)	(571)	(396)
Depreciation - other	(50)	(49)	(100)	(125)
Amortization of deferred costs	30	(19)	9	(28)
Amortization of deferred financing fees	(10)	(20)	(20)	(38)
(Loss) income from continuing operations	(167)	(447)	(428)	(707)
Income from discontinued operations:
Operating (loss) income	(1)	(67)	2	(161)
Gain on disposition of property	-	450	-	450
Net (loss) income	(168)	(64)	(426)	(418)
Add:
Depreciation - real estate assets	286	384	571	655
Amortization of deferred costs	(30)	19	(9)	28
Less:
Gain on disposition of property	-	(450)	-	(450)
Funds From Operations (FFO) (1)	$ 88	$ (111)	$ 136	$ (185)

	Number of		AERC's
Summary of Debt	Units	At 100%	Prorata Share	Maturity Date

Lakeshore Village (50.0% Affordable Housing)	108	$ 3,741	$ 1,871	11/1/2023
Idlewylde Phase I (49.0% Market Rate)	308	16,711	8,188	5/31/2005
Idlewylde Phase II (49.0% Market Rate) (2)	535	25,265	12,380	12/10/2005
Courtney Chase (24.0% Market Rate) (3) (4)	288	15,619	3,755	6/1/2005

Total joint venture debt	1,239	$ 61,336	$ 26,194

(1) The Company defines FFO as the inclusion of all operating results, both recurring and non-recurring, except those results defined as "extraordinary items" under GAAP, adjusted for depreciation on real estate assets and amortization of intangible assets and gains and losses from the disposition of properties and land. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity. The Company generally considers FFO to be a useful measure for reviewing the comparative operating and financial performance of the Company because FFO can help one compare the operating performance of a company's real estate between periods or as compared to different REITs. It should be noted, however, that certain other real estate companies may define FFO in a different manner.

(2) The Company has guaranteed the payment of 50.0% of the loan balance or approximately $12.6 million.

(3) The Company has guaranteed the payment of 50.0% of the loan balance or approximately $7.8 million.

(4) On July 16, 2004, the Company acquired its joint venture partner's 76.0% interest in the Courtney Chase.